CERTIFICATION
I, Robert J. Blanding, certify that:
1.  I have reviewed this report on Form N-SAR of Loomis Sayles Funds.
2.  Based on my knowledge, this report does not contain any untrue statement of
	a material fact or omit to state a material fact necessary to make the
	statements made, in light of the circumstances under which such statements
	were made, not misleading with respect to the period covered by this report;
3. Based on my knowledge, the financial information included in this report, and the financial statements on which the financial information is based, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report;
4. The registrant's other certifying officers and I are responsible for
  	establishing and maintaining disclosure controls and procedures
	(as defined in rule 30a-2(c) under the Investment company Act) for the
 	registrant and have:
a) designed such disclosure controls and procedures to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others
within those entities, particularly during the period in which this report is being prepared;
b) evaluated the effectiveness of the registrant's disclosure controls and procedures as of a date within 90 days prior to the filing date of this report (the "Evaluation Date"); and
c) presented in this report our conclusions about the effectiveness of the
	disclosure controls and procedures based on our evaluation as of the
	Evaluation Date;
5. The registrant's other certifying officers and I have disclosed, based
	on our most recent evaluation, to the registrant's auditors and the audit
	committee of the registrant's board of directors (or persons performing the equivalent functions):
a) all significant deficiencies in the design or operations of internal controls which could adversely affect the registrant's ability to record, process, summarize, and report financial data and have identified for the registrant's auditors any material weaknesses in internal controls; and
b) any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal controls; and
6. The registrant's other certifying officers and I have indicated in this
	report whether or not there were significant changes in internal
	controls or in other factors that could significantly affect internal
	controls subsequent to the date of our most recent evaluation,
	including any corrective actions with regard to significant
	deficiencies and material weaknesses.
Date:	December 12, 2002
Name: Robert J. Blanding
Title: Chairman and Chief Executive Officer


(b) Furnish any other information required to be included as an exhibit pursuant to such rules and regulations as the Commission may prescribe.
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